UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2002 (May 20, 2002)

PATRIOT SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Empl. Ident. No.)

10989 Via Frontera, San Diego, California	92127

(Address of principal executive offices)	(Zip Code)

(858) 674-5000

(Registrant’s telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     Effective May 20, 2002, the client-auditor relationship between Patriot Scientific Corporation (the “Company”) and BDO Seidman, LLP (“BDO”) ceased. The Company dismissed BDO as part of its cost reduction program which was initiated earlier in this fiscal year.

     The change in certifying accountants was approved by the Company’s board of directors.

     BDO’s reports on the consolidated financial statements of the Company for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to any uncertainty in audit scope or accounting principle; however the audit opinion of BDO on the Company’s most recent consolidated financial statements as of and for the period ending May 31, 2001 was modified to include an explanatory paragraph which contained a statement that the Company’s recurring losses from operations and negative cash flows raised substantial doubt about the Company’s ability to continue as a going concern.

     During the two years ended May 31, 2001 and the subsequent interim periods preceding the decision to change independent accountants, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused the former accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

     During the two years ended May 31, 2001 and the subsequent interim periods preceding the decision to change independent accountants, there were no “reportable events” (hereinafter defined) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K. As used herein, the term “reportable events” means any of the items listed in paragraphs (a) (1) (v) (A) — (D) of Item 304 of Regulation S-K.

     Effective May 20, 2002, the Company engaged Nation, Smith, Hermes, Diamond, a professional corporation, which is a member of the BDO Seidman Alliance (“Nation”) , as its independent accountants. During the two years ended May 31, 2001 and the subsequent interim periods preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Nation regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has Nation provided to the Company a written report or oral advice regarding such principles or audit opinion.

     The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from BDO dated May 24, 2002 is filed as Exhibit 16.1 to this Form 8-K.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

[c] Exhibits

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter from BDO Seidman LLP pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT SCIENTIFIC CORPORATION

Dated: May 24, 2002	By:	/s/ LOWELL W. GIFFHORN

Lowell W. Giffhorn Exec. V.P., Chief Financial Officer & Secretary

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INDEX TO EXHIBITS

Exhibit	Item	Page

16.1	Letter from BDO Seidman LLP pursuant to Item 304(a)(3) of Regulation S-K.	Filed herewith.

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